UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2024, ExchangeRight Income Fund, a Maryland statutory trust (the “Company”), which is the general partner of ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), which is the operating partnership of the Company, entered into an amendment to the Amended and Restated Limited Partnership Agreement of the Operating Partnership dated as of April 4, 2022 (as so amended, the “Partnership Agreement”), to classify and designate two new classes of common units of the Operating Partnership designated as Class ER Common Units and Class A 721 Common Units. The amendment to the Partnership Agreement was effectuated pursuant to an Amendment to Classify Common Units (the “Amendment”) authorized pursuant to Section 4.3 of the Partnership Agreement and approved by the Company as the general partner of the Operating Partnership and became effective upon execution. The Amendment did not require the approval of the limited partners of the Operating Partnership.

Pursuant to the Amendment, the Class ER Common Units and Class A 721 Common Units generally have the rights, preferences, and obligations set forth below.

Terms of the Class ER Common Units

The Class ER Common Units are a new class of common unit of the Operating Partnership, which also constitute Junior Units of the Operating Partnership (as defined in the Partnership Agreement), entitling the holder thereof to the rights of a common unit as provided in the Partnership Agreement and which corresponds to a Class ER Common Share of the Company (as described in Item 5.03 below). With respect to distributions payable to Junior Units under the Partnership Agreement, the holders of Class ER Common Units are entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, and Class A 721 Common Units of the Operating Partnership, and, except as may be provided in the terms of any other class of common units, pro rata, based on the total number of Class ER Common Units outstanding and by the total number of common units of such other classes outstanding, in each case as of the record date for such distribution.

The Class ER Common Units are subject to mandatory conversion upon the occurrence of certain events. In this regard, each Class ER Common Unit will automatically and without any action on the part of the unitholder convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event (defined below), unless, at least five days before the effective date of such Conversion Event, the Company, as general partner, determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class ER Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event. For these purposes, a “Conversion Event” is defined in the Partnership Agreement to generally mean (i) the listing of any class of the Company’s shares on a national securities exchange pursuant to a public offering, or (ii) any merger, consolidation, transfer of all or substantially all of the assets or other business combination of the Operating Partnership or the Company, as a result of which all outstanding Company shares are cancelled in exchange for the right to receive cash or securities that have been, as of the closing date of such transaction, listed on a national securities exchange for at least 180 days, or a combination thereof.

The Class ER Common Units are also subject to the optional conversion rights of the Company, as general partner of the Operating Partnership. In this regard, from and after the fifth anniversary of the closing date of a Class ER Common Unit holder’s purchase of Class ER Common Units, the Company, as general partner on behalf of the Operating Partnership, will have the right to cause each Class ER Common Unit holder, without any action on the part of the unitholder, to convert any or all of such holder’s Class ER Common Units into an equal number of Class I Common Units, on a 1:1 basis. The Company will provide written notice to the affected unitholder of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

Except as otherwise described above, the Class ER Common Units have all the other rights, preferences, and obligations of the common units under the Partnership Agreement.

Terms of the Class A 721 Common Units

The Class A 721 Common Units are a new class of common unit of the Operating Partnership, which also constitute Junior Units of the Operating Partnership, entitling the holder thereof to the rights of a common unit as provided in the Partnership Agreement. With respect to distributions payable to Junior Units under the Partnership Agreement, the holders of Class A 721 Common Units are entitled to share in amounts distributable to the holders of Junior Units, with the amount(s) of such distribution(s) to the holders of Class A 721 Common Units to be determined by the Company, as general partner, in its sole and absolute discretion. Each distribution payable to the holders of Class A 721 Common Units will be made among such holders, pro rata, in accordance with their respective percentage interests in the Class A 721 Common Units, in each case as of the record date for such distribution. The amount of any distribution payable to a holder of Class A 721 Common Units may be different than the amount of any distribution payable to the holders of any other class of Junior Units.

The holders of Class A 721 Common Units have certain optional conversion rights, as described below. In this regard, each Class A 721 Common Unit will be convertible, at the option of the holder thereof, at any time after the date of issuance of such unit, into an equal number of Class I Common Units, on a 1:1 basis. In order for a holder of Class A 721 Common Units to convert such units into Class I Common Units, such holder will be required to provide written notice of conversion to the Operating Partnership and surrender any certificates for such Class A 721 Common Units converted.

The Class A 721 Common Units are also subject to mandatory conversion upon a Conversion Event. In this regard, each Class A 721 Common Unit will automatically and without any action on the part of the unitholder convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five days before the effective date of such Conversion Event, the Company, as general partner, determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class A 721 Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event.

Except as otherwise described above, the Class A 721 Common Units have all the other rights, preferences, and obligations of the common units under the Partnership Agreement.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth below under Item 5.03 are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2024, ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which is the sole trustee of the Company, approved and adopted the Second Amended and Restated Declaration of Trust of the Company (the “Amended Declaration of Trust”), which became effective upon its approval. Pursuant to the Amended Declaration of Trust, the Company classified and designated an unlimited number of shares of a new class of common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of the Company designated as Class ER Common Shares. The approval of the Amended Declaration of Trust did not require the approval of the Company’s shareholders. Pursuant to the Amended Declaration of Trust, the Class ER Common Shares generally have the rights, preferences, and obligations set forth below.

Each Class ER Common Shareholder will have the right, upon the seventh anniversary of the closing date of a shareholder’s purchase of Class ER Common Shares (subject to three one-year extensions in the Trustee’s discretion), to require the Company to redeem the Class ER Common Shares, in whole or in part, held by such shareholder. Each Class ER Common Shareholder desiring to exercise the redemption rights must give written notice of redemption to the Company at least 15 calendar days prior to the scheduled redemption date. Subject to applicable law, the Company will effect any redemption by paying cash for each Class ER Common Share to be redeemed equal to the original purchase price per share paid by the redeeming shareholder for the Class ER Common Shares. The Class ER Common Shares have no other redemption rights and are not eligible for repurchase or redemption under the Company’s share repurchase program.

The Class ER Common Shares are subject to conversion under certain circumstances. First, the Class ER Common Shares are subject to mandatory conversion upon a Conversion Event (which, for these purposes, has a similar definition under the Amended Declaration of Trust as under the Partnership Agreement). In this regard, each Class ER Common Share will automatically and without any action on the part of the shareholder convert into an equal number of Class I Common Shares of the Company, on a 1:1 basis, upon a Conversion Event, unless, at least five days before the effective date of such Conversion Event, the Trustee determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class ER Common Shares into Class I Common Shares in connection with the occurrence of any successive Conversion Event.

The holders of Class ER Common Shares also have certain optional conversion rights, as described below. In this regard, each Class ER Common Share will be convertible, at the option of the holder thereof, upon the seventh anniversary of the closing date of a shareholder’s purchase of Class ER Common Shares (subject to three one-year extensions in the Trustee’s discretion), into an equal number of Class I Common Shares, on a 1:1 basis. In order for a holder of Class ER Common Shares to convert such shares into Class I Common Shares, such holder will be required to provide written notice of conversion to the Company and Trustee and surrender any certificates for such Class ER Common Shares converted.

The Class ER Common Shares are also subject to the optional conversion rights of the Company. In this regard, from and after the fifth anniversary of the closing date of a Class ER Common Shareholder’s purchase of Class ER Common Shares, the Trustee, on behalf of the Company, will have the right to cause each Class ER Common Shareholder, without any action on the part of the shareholder, to convert any or all of such holder’s Class ER Common Shares into an equal number of Class I Common Shares, on a 1:1 basis. The Trustee will provide written notice to the affected shareholder of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

Except as otherwise specifically set forth above, the Class ER Common Shares have the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions as the Common Shares generally.

The foregoing description of the Amended Declaration of Trust is a summary and is qualified in its entirety by reference to the full text of the Amended Declaration of Trust, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On May 30, 2024, the Trustee approved the Amended and Restated Dividend Reinvestment and Direct Share Purchase Plan of the Company (the “Amended DRIP”). Pursuant to the Amended DRIP, the Company added the holders of Class A 721 Common Units of the Operating Partnership as eligible participants to have their cash distributions from the Operating Partnership reinvested in and make optional cash purchases of the Company’s Class I Common Shares. By the terms of the Amended DRIP, the holders of Class ER Common Shares are eligible participants in the plan. No other amendments were made to the plan pursuant to the Amended DRIP.

The foregoing is a summary of the Amended DRIP and is qualified in its entirety to the full terms of the Amended DRIP, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. The Company also posted the Amended DRIP on the Company’s website at www.exchangeright.com/the-essential-income-reit/class-i-shares/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Second Amended and Restated Declaration of Trust of ExchangeRight Income Fund dated May 30, 2024.
10.1	Amendment to Classify Common Units of ExchangeRight Income Fund Operating Partnership, LP dated May 30, 2024.
10.2	Amended and Restated Dividend Reinvestment and Direct Share Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	May 31, 2024	By:	/s/ David Fisher
David Fisher Executive Managing Principal